INVESTOR PRESENTATION FOURTH QUARTER FISCAL YEAR 2019 www.matw.com | Nasdaq: MATW

DISCLAIMER Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for management’s expectations. Although the Company believes that the expectations reflected in such forward-looking lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could measure of the Company's financial performance under GAAP and should not be considered as an alternative to net cause the Company's results to differ materially from the results discussed in such forward-looking statements income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from principally include changes in domestic or international economic conditions, changes in foreign currency exchange operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not rates, changes in the cost of materials used in the manufacture of the Company's products, changes in mortality and be comparable to similarly titled measures used by other companies. cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, changes in product demand or pricing as a result of domestic or international competitive The Company has also presented adjusted net income and adjusted earnings per share and believes each measure pressures, ability to achieve cost reduction objectives, unknown risks in connection with the Company's acquisitions, provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s cybersecurity concerns, effectiveness of the Company's internal controls, compliance with domestic and foreign laws management in assessing the performance of its business. Adjusted net income and adjusted earnings per share and regulations, technological factors beyond the Company's control, and other factors described in the Company’s provides the Company with an understanding of the results from the primary operations of our business by excluding Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission (“SEC”). the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding The information contained in this presentation, including any financial data, is made as of September 30, 2019 unless certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an otherwise noted. The Company does not, and is not obligated to, update this information after the date of such investor in evaluating the underlying operating performance of the Company’s business overall, as well as information. Included in this report are measures of financial performance that are not defined by generally accepted performance trends, on a consistent basis. accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of Lastly, the Company has presented free cash flow and free cash flow yield as supplemental measures of cash flow certain items that management believes do not directly reflect the Company’s core operations including acquisition that are not required by, or presented in accordance with, GAAP. Management believes that these measures provide costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to relevant and useful information, which is widely used by analysts and investors as well as by our management. These operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and measures provide management with insight on the cash generated by operations, excluding capital expenditures. postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors These measures allows management, as well as analysts and investors, to assess the Company’s ability to pursue because it (i) provides investors with meaningful supplemental information regarding financial performance by growth and investment opportunities designed to increase Shareholder value. excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock-based compensation, the non-service portion of pension and postretirement expense, acquisition costs, ERP integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of © 2019 Matthews International Corporation. All Rights Reserved. 2

BUSINESS OVERVIEW

ROOTED IN IDENTIFICATION PRODUCTS FOUNDED in 1850 TODAY • Marking Products • SGK Brand Solutions • Printing Plates • Memorialization • Bronze Plaques • Industrial Technologies © 2019 Matthews International Corporation. All Rights Reserved. 4

FISCAL 2019 SEGMENT SALES (% of Total ) SGK Brand Memorialization Solutions 42% 48% Industrial Technologies 10% © 2019 Matthews International Corporation. All Rights Reserved. 5

GLOBAL PRODUCTS AND SERVICES SALES ACROSS DIVERSE BUSINESSES (FY19) AMERICAS EUROPE ASIA-PACIFIC / OTHER 68% 28% 4% ~11,000 EMPLOYEES | 6 CONTINENTS | OVER 25 COUNTRIES NASDAQ LISTED – 31.3M Shares outstanding as of September 30, 2019 © 2019 Matthews International Corporation. All Rights Reserved. 6

BRAND SOLUTIONS © 2019 Matthews International Corporation. All Rights Reserved.

PACKAGING PRODUCTION: OUR CORE BUSINESS From Logo To Shelf BRAND BRAND ASSETS, PACKAGING LAYOUT, COLOR CONTROL PRINTED CREATIVE CLIENT & LEGAL PRODUCTION ART & & PRINT TOOLING PACKAGING SKU’s & DESIGN INPUTS COLOR SEPARATION start © 2019 Matthews International Corporation. All Rights Reserved. 8

TOOLING EXPERTISE Taking Ideas To Finished Products. We are a leading global designer and supplier of rotary tools and services for printing, texturing and converting of packaging and other woven materials. © 2019 Matthews International Corporation. All Rights Reserved. 9

SGK BRAND SOLUTIONS SERVICING GLOBAL AND REGIONAL CLIENTS FOOD/ GLOBAL GLOBAL OTHER • Longstanding relationships with BEVERAGE PHARMACEUTICAL RETAILER LEADING a large, blue chip customer base CLIENTS CLIENTS CLIENTS BRANDS consisting of many Fortune 100 and Fortune 50 companies • “Strategic” relationships rather than “vendor” relationships – more valued client engagement • Critical service provider in marketing execution of top world-wide brands, particularly where global consistency is highly valued © 2019 Matthews International Corporation. All Rights Reserved. 10

© 2019 Matthews International Corporation. All Rights Reserved.

PRODUCTS Cemetery Products Funeral Home Products Cremation Equipment Market Position (U.S.) Bronze Memorials - #1 Caskets - #2 Cremation Equipment - #1 Granite Memorials - #1 Core Geographies North America, Italy, Australia United States Global © 2019 Matthews International Corporation. All Rights Reserved. 12

OUR MARKETS Product Markets* Casketed Deaths vs. Total Deaths* Cremation Equipment / * * Services Cremation Products / Other Caskets Granite Memorials Bronze Memorials Full-service provider – leading position across key Relatively stable demand driven by predictable trends: product markets increased deaths and rising cremation rates Customer base consolidating but still fragmented *Company estimates. Data compiled from CDC, US Census Bureau, Industry reports and internal projections. © 2019 Matthews International Corporation. All Rights Reserved. 13

© 2019 Matthews International Corporation. All Rights Reserved.

PRODUCT IDENTIFICATION Matthews A Market Leader New Market Drop on Opportunity Demand 28% Non-contact ink-jet printing units Continuous apply print on products. Printing Inkjet 46% Technologies New Technology Print & Apply 11% Jetting Assembly Laser Limited 15% Offering Sleeve Improved Reliability + 75% lower cost of Source: Technavio Report (May 2017) ownership + Reduced downtime © 2019 Matthews International Corporation. All Rights Reserved. 15

WAREHOUSE AUTOMATION AND APPLIED TECHNOLOGIES Autonomous Vehicle Navigation Industrial’s Pyramid unit introduced Industrial’s Pick-to-Light Systems Multiple integrated distribution and The market looks to Matthews as a trail a new warehouse execution solution, utilizing light indicators for sorting fulfillment systems (including blazer for applying robotics in fulfillment Continuous Intelligent Operations and control of merchandise. laser-based identification and and distribution applications. to enhance automated distribution dimensioning technologies) operations — from communicate in a warehouse to receiving to shipping. identify and route items and parcels through the facility and out to a customer. © 2019 Matthews International Corporation. All Rights Reserved. 16

FINANCIAL OVERVIEW

VALUE CREATION ORGANIC • Expanding market penetration with existing products • Synergies and manufacturing / cost structure improvements • New product introductions ACQUISITIONS • Support segment business plans; fill product / geographic gaps • Leverage existing operating infrastructure • Achieve long-term annual return (EBITDA) on invested capital of at least 14% SHARE REPURCHASES • Opportunistic - Repurchase in periods of excess cash flow - Current remaining authorization: 0.7 million shares © 2019 Matthews International Corporation. All Rights Reserved. 18

CONSOLIDATED RESULTS (Dollars in thousands, except per share data) Fiscal Year Ended September 30, 2017 2018 2019 Consolidated sales $ 1,515,608 $ 1,602,580 $ 1,537,276 Net income (loss) attributable to Matthews $ 74,368 $ 107,371 $ (37,988) Total adjusted EBITDA(1) $ 238,683 $ 255,114 $ 220,872 Diluted EPS $ 2.28 $ 3.37 $ (1.21) Non-GAAP adjusted EPS(2) $ 3.60 $ 3.96 $ 3.31 Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to total adjusted EBITDA and non-GAAP adjusted EPS. (1) Total adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management's evaluation of its operating results. See reconciliation at Appendix A. (2) Non-GAAP adjusted EPS reflects certain adjustments to facilitate comparability and excludes intangible amortization and the non-service cost portion of pension/post-retirement expense. See reconciliation at Appendix B. © 2019 Matthews International Corporation. All Rights Reserved. 19

SEGMENT OPERATING RESULTS (Dollars in thousands) Fiscal Year Ended September 30, 2017 2018 2019 Sales: SGK Brand Solutions $ 770,181 $ 805,274 $ 743,869 Memorialization 615,882 631,392 636,892 Industrial Technologies 129,545 165,914 156,515 Consolidated Sales $ 1,515,608 $ 1,602,580 $ 1,537,276 Adjusted EBITDA: SGK Brand Solutions $ 144,783 $ 150,233 $ 119,493 Memorialization 139,192 145,487 134,286 Industrial Technologies 18,481 25,864 24,082 Corporate and Non-Operating (63,773) (66,470) (56,989) Total Adjusted EBITDA(1) $ 238,683 $ 255,114 $ 220,872 Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to total adjusted EBITDA. (1) Total adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management's evaluation of its operating results. See reconciliation at Appendix A. © 2019 Matthews International Corporation. All Rights Reserved. 20

FREE CASH FLOW YIELD (Dollars in thousands) Fiscal Year Ended September 30, 2017 2018 2019 Cash provided from operating activities $ 149,299 $ 147,574 $ 131,083 Less: Capital expenditures (44,935) (43,200) (37,688) Free cash flow $ 104,364 $ 104,374 $ 93,395 Market capitalization 2,001,249 1,608,551 1,109,112 Free cash flow yield 5.21% 6.49% 8.42% Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to free cash flow and free cash flow yield. © 2019 Matthews International Corporation. All Rights Reserved. 21

EARNINGS PER SHARE (EPS) Diluted EPS Non-GAAP Adjusted EPS(1) $3.96 $4.00 $3.37 $4.00 $3.60 $3.38 $3.31 $2.28 $3.50 $3.00 $2.03 $3.03 $1.91 $3.00 $2.00 $2.50 $1.00 $2.00 $1.50 $0.00 $1.00 -$1.00 -$1.21 $0.50 -$2.00 $0.00 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to non-GAAP adjusted EPS. (1) Non-GAAP adjusted EPS reflects certain adjustments to facilitate comparability and excludes intangible amortization and the non-service cost portion of pension/post-retirement expense. See reconciliation at Appendix B. © 2019 Matthews International Corporation. All Rights Reserved. 22

SALES AND TOTAL ADJUSTED EBITDA (Dollars in millions) Consolidated Sales Total Adjusted EBITDA (1) $1,602.6 $1,537.3 $1,480.5 $1,515.6 $300.0 $1,600.0 $1,426.1 $255.1 $1,400.0 $239.6 $238.7 $250.0 $216.0 $220.9 $1,200.0 $200.0 $1,000.0 $800.0 $150.0 $600.0 $100.0 $400.0 $50.0 $200.0 $0.0 $0.0 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to total adjusted EBITDA. (1) Total adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management's evaluation of its operating results. See reconciliation at Appendix A. © 2019 Matthews International Corporation. All Rights Reserved. 23

COMMON STOCK PRICE $70.00 $62.25 $60.76 $60.00 $48.97 $50.15 $50.00 $43.89 $38.08 $40.00 $35.18 $35.36 $35.39 $30.73 $29.82 $30.00 $20.00 $10.00 $0.00 09/30/2009 09/30/2010 09/30/2011 09/30/2012 09/30/2013 09/30/2014 09/30/2015 09/30/2016 09/30/2017 09/30/2018 09/30/2019 Note: Stock price obtained from NASDAQ for each respective month-end period. © 2019 Matthews International Corporation. All Rights Reserved. 24

CAPITAL ALLOCATION PRIORITIES Debt Reduction • Target less than 3x Adjusted EBITDA(1) Capitalization (in millions) Cash Dividend $1,829.3 • $0.80 per share for FY2019 $1,659.9 • $0.21 per share for Q1 FY2020 $868.7 Invest in Growth $719.2 • Three-year average capex ~3% of revenue Acquisitions • Extend capabilities in existing businesses $960.6 $940.7 • Geographic expansion Share Repurchases 9/30/2018 9/30/2019 • Repurchase in periods of excess cash flow Debt Shareholders' Equity • 0.7 million shares authorized Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to total adjusted EBITDA. (1) Total adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management's evaluation of its operating results. See reconciliation at Appendix A. © 2019 Matthews International Corporation. All Rights Reserved. 25

INSTITUTIONAL SHAREHOLDERS Shares September 30, 2019 BlackRock, Inc. 4,717,879 The Vanguard Group, Inc. 3,417,468 Franklin Resources, Inc. 2,945,322 Dimensional Fund Advisors, L.P. 1,896,880 Clarkston Capital Partners, LLC 1,566,502 Wellington Management Group, LLP 1,104,788 Aristotle Capital Boston, LLC 933,261 State Street Corp 928,946 Bank of New York Mellon Corp 502,475 Northern Trust Corp 427,699 Top Ten Institutions 18,441,220 58.8% of outstanding shares Remaining Institutions 8,398,232 Total Institutional Ownership 26,839,452 85.6% of outstanding shares Note: Institutional share information obtained from Nasdaq as of November 26, 2019 © 2019 Matthews International Corporation. All Rights Reserved. 26

APPENDICES

TOTAL ADJUSTED EBITDA

(NON-GAAP RECONCILIATION)

APPENDIX A

(Dollars in thousands)

	Fiscal Year Ended September 30,					
	2017		2018		2019	
Net income (loss)	$	73,933	$	107,111	$	(38,889)
Income tax provision (benefit)		22,354		(9,118)		806
Income (loss) before income taxes		96,287		97,993		(38,083)
Net loss attributable to noncontrolling interests		435		260		901
Interest expense		26,371		37,427		40,962
Depreciation and amortization		67,981		76,974		90,793
Acquisition costs (1)		17,722		10,918		10,872
ERP integration costs (2)		8,026		10,864		7,508
Loss recoveries, net of costs (3)		(10,683)		-		-
Strategic initiatives and other charges (4)		9,209		5,266		13,449
Joint Venture depreciation, amortization and interest expense (5)		-		-		1,514
Goodwill write-down (6)		-		-		77,572
Net realized (gain) loss on divestitures and asset dispositions (7)		-		(3,771)		3,853
Stock-based compensation		14,562		13,460		7,729
Non-service pension and postretirement (8)		8,773		5,723		3,802
Total adjusted EBITDA	$	238,683	$	255,114	$	220,872

Note: See Disclaimer (Page 2) for Management's assessment of supplemental information

(1) Includes certain non-recurring costs associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Represents loss recoveries, net of related costs, related to the theft of funds by a former employee.

(4) Includes certain non-recurring costs primarily associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(5) Represents the Company's portion of depreciation, intangible amortization and interest expense incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

(6) Represents the goodwill write-down for a reporting unit within the SGK Brand Solutions segment.

(7) Includes loss on divestitures of $6,469 within the Memorialization segment for the fiscal year ended September 30, 2019; net gains from sale of buildings and vacant properties of $7,347 for the fiscal year ended September 30, 2019; and realized loss and gain of $4,731 for the fiscal year ended September 30, 2019, and $3,771 for the fiscal year ended September 30, 2019, respectively.

(8) Non-service pension and postretirement expense includes interest cost, expected return on plan assets and amortization of actuarial gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

Matthews INTERNATIONAL
© 2019 Matthews International Corporation. All Rights Reserved.
28

ADJUSTED NET INCOME & EPS

(NON-GAAP RECONCILIATION)

APPENDIX B

(Dollars in thousands, except per share data)
(unaudited)

	Fiscal Year Ended September 30,								
	2017			2018			2019		
			per share			per share			per share
Net income (loss) attributable to Matthews	$	74,368	$ 2.28	$	107,371	$ 3.37	$	(37,988)	$ (1.21)
Acquisition costs (1)		13,828	0.42		8,129	0.26		8,371	0.27
ERP integration costs (2)		6,787	0.21		8,039	0.25		5,781	0.18
Loss recoveries, net of costs (3)		(7,478)	(0.23)		-	-		-	-
Strategic initiatives and other charges (4)		6,722	0.21		3,897	0.13		10,591	0.34
Joint Venture intangible amortization expense (5)		-	-		-	-		266	0.01
Goodwill write-down (6)		-	-		-	-		76,316	2.42
Net realized (gain) loss on divestitures and asset dispositions (7)		-	-		(2,791)	(0.09)		3,232	0.10
Non-service pension and postretirement (8)		6,141	0.19		4,235	0.13		2,927	0.09
Intangible amortization expense		16,319	0.50		23,356	0.73		35,232	1.12
Tax related (9)		485	0.02		(25,967)	(0.82)		(300)	(0.01)
Adjusted net income	$	117,172	$ 3.60	$	126,269	$ 3.96	$	104,428	$ 3.31

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 23.0%, 26.0% and 30.0% for the fiscal year ended September 30, 2019, 2018 and 2017, respectively.

(1) Includes certain non-recurring costs associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Represents loss recoveries, net of related costs, related to the theft of funds by a former employee.

(4) Includes certain non-recurring costs primarily associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(5) Represents the Company's portion of intangible amortization expense incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

(6) Represents the goodwill write-down for a reporting unit within the SGK Brand Solutions segment.

(7) Includes loss on divestitures of $4,981 within the Memorialization segment for the fiscal year ended September 30, 2019; net gains from sale of buildings and vacant properties of $5,657 for the fiscal year ended September 30, 2019; and realized loses and gains of $3,908 for the fiscal year ended September 30,2019, and $2,791 for the fiscal year ended September 30 2018, respectively.

(8) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

(9) The tax-related adjustments in fiscal 2018 consisted of income tax regulation changes which included an estimated favorable tax benefit of approximately $37,800 for the reduction in the Company's net deferred tax liability principally reflecting the lower U.S. Federal tax rate, offset partially by an estimated repatriation transition tax charge and other charges of approximately $11,000, for the fiscal year ended September 30, 2018.

Matthews INTERNATIONAL
© 2019 Matthews International Corporation. All Rights Reserved.
29

ADDITIONAL SEGMENT INFORMATION SUPPLEMENTAL ASSET DATA APPENDIX C (Dollars in thousands) SGK Brand Industrial Corporate and (unaudited) Solutions Memorialization Technologies Non-Operating Total Fiscal 2019 Operating assets (1) $ 397,544 $ 263,685 $ 53,133 $ 22,110 $ 736,472 Intangible assets, net 664,168 459,423 123,865 - 1,247,456 Other 44,564 107,269 14,535 40,307 206,675 Total assets $ 1,106,276 $ 830,377 $ 191,533 $ 62,417 $ 2,190,603 Fiscal 2018 Operating assets (1) $ 408,167 $ 265,352 $ 64,655 $ 26,515 $ 764,689 Intangible assets, net 785,155 479,450 128,199 - 1,392,804 Other 91,731 69,998 4,001 34,521 200,251 Total assets $ 1,285,053 $ 814,800 $ 196,855 $ 61,036 $ 2,357,744 Fiscal 2017 Operating assets (1) $ 391,716 $ 262,515 $ 55,040 $ 17,273 $ 726,544 Intangible assets, net 797,779 440,189 84,208 - 1,322,176 Other 86,800 38,444 22,224 48,461 195,929 Total assets $ 1,276,295 $ 741,148 $ 161,472 $ 65,734 $ 2,244,649 (1) Operating assets include accounts receivable, inventories and property, plant and equipment. © 2019 Matthews International Corporation. All Rights Reserved. 30

Proprietary and confidential. © 2019 Matthews International Corporation. All rights reserved. No part of this document may be reproduced or utilized in any form or by any means, electronic or mechanical, including photocopying, recording, or by any information storage or retrieval systems, without permission in writing from Matthews International Corporation. This document is intended only for the use of the individual or entity to whom it is addressed and contains information that is privileged, confidential or otherwise exempt from disclosure under applicable law. All recipients of this document are notified that the information contained herein includes proprietary and confidential information of Matthews International Corporation and recipient may not make use of, disseminate, or in any way disclose this document or any of the enclosed information to any person other than employees of addressee to the extent necessary for consultations with authorized personnel of Matthews International Corporation.